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                                                                    Exhibit 10.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Lorus Therapeutics Inc (the "Company") on Form 20-F for the year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I James T. Parsons, VP Finance and Administration and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/ James T. Parsons
     --------------------------------------------------
     James T. Parsons,
     VP Finance and Administration and
     Chief Financial Officer




Date:  December 13, 2002
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